United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 8, 2004
(Date of earliest event reported)

Equity Marketing, Inc.

(exact name of registrant as specified in its charter)

Delaware	23346	13-3534145
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

6330 San Vicente Boulevard
Los Angeles, California 90048
(Address of Principal executive offices, including zip code)

(323) 932-4300
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Equity Marketing, Inc. issued July 8, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On July 8, 2004, Equity Marketing, Inc. (the “Company”) released preliminary second quarter 2004 financial results and adjusted its guidance for the full year ending December 31, 2004. The Company’s release is attached as Exhibit 99.1 to this report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC.

Date: July 12, 2004	By:	/S/ TERESA L. TORMEY

Teresa L. Tormey,
Executive Vice President, General Counsel and Secretary

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